INCOME TAXES - Components of Income Tax Expense (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Current:
Federal	$ 13	$ 4	$ (9)
State and local	224	329	243
Foreign	0	(41)	54
Total current provision	237	292	288
Deferred:
Federal	(3,820)	(2,272)	14,097
State and local	(44)	0	(1)
Foreign	(3)	(4)	0
Total deferred (benefit) provision	(3,867)	(2,276)	14,096
Provision for income taxes	$ (3,630)	$ (1,984)	$ 14,384